                               POWER OF ATTORNEY

     We, the undersigned directors of Duramed Pharmaceuticals, Inc. (the "Company") hereby appoint E. Thomas Arington and Timothy J. Holt or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our name and on behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 including, without limitation, signing for us, or any of us, in our names as directors of the Company, such form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 29th day of March, 1996.


Signature                                 Title
- ---------                                 -----

/s/ George W. Baughman                     Director
    ------------------
    GEORGE W. BAUGHMAN

                               POWER OF ATTORNEY

     We, the undersigned directors of Duramed Pharmaceuticals, Inc. (the "Company") hereby appoint E. Thomas Arington and Timothy J. Holt or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our name and on behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 including, without limitation, signing for us, or any of us, in our names as directors of the Company, such form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 29th day of March, 1996.


Signature                                 Title
- ---------                                 -----

/s/ Stanley L. Morgan                     Director
    ------------------
    STANLEY L. MORGAN

                               POWER OF ATTORNEY

     We, the undersigned directors of Duramed Pharmaceuticals, Inc. (the "Company") hereby appoint E. Thomas Arington and Timothy J. Holt or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our name and on behalf as directors of the Company which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 including, without limitation, signing for us, or any of us, in our names as directors of the Company, such form 10-K and any and all amendments thereto, and we hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 29th day of March, 1996.


Signature                                 Title
- ---------                                 -----

/s/ S. Sundararaman                       Director
    ------------------
    S. SUNDARARAMAN